J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan International Bond Opportunities ETF

(formerly JPMorgan Global Bond Opportunities ETF)

(the “Fund”)

(a series of JPMorgan Exchange-Traded Fund Trust)

Supplement dated April 13, 2021

to the Summary Prospectus and Prospectus dated September 14, 2020, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Bob Michele	2017	Managing Director
Iain Stealey	2017	Managing Director
Lisa Coleman	2020	Managing Director
Peter Aspbury	2020	Managing Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers” section is deleted in its entirety and replaced with the following:

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

The Fund’s portfolio management team is comprised of Bob Michele, Managing Director and CFA charterholder, Iain Stealey, Managing Director and CFA charterholder, Lisa Coleman, Managing Director and CFA charterholder, and Peter Aspbury, Managing Director. Mr. Michele has served as the lead portfolio manager for the Fund since its inception. An employee of JPMIM since 2008, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income, Currency & Commodities Group (GFICC). He is responsible for overseeing the activities of the fixed income and currency investment teams based in United States, Europe and Asia. An employee of JPMIM since 2002 and a member of the portfolio management team for the Fund since its inception, Mr. Stealey is a portfolio manager in the International Fixed Income Group and Head of Global Aggregate Strategies and beginning in 2019, J.P. Morgan Asset Management’s International Chief Investment Officer of GFICC. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Ms. Coleman is responsible for managing investment grade corporate credit investments for the Fund. A portfolio manager of the Fund since July 2020 and an employee JPMIM since 2008, Ms. Coleman is the Global Head of the Investment Grade Corporate Credit team within the GFICC Team. Mr. Aspbury is responsible for managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2010, Mr. Aspbury is a senior portfolio manager in the GFICC Global High Yield Team and the head portfolio manager for European High Yield.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-IBOETF-421